UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 21, 2015

HRG GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor,

New York, NY 10022

(Address of principal executive offices)

(212) 906-8555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 28, 2015, HRG Group, Inc. filed a Current Report on Form 8-K (the “Original 8-K”). This Current Report on Form 8-K/A (this “Form 8-K/A”) is being filed to amend Items 9.01(a), 9.01(b) and 9.01(d) of the Original 8-K to present certain financial statements and certain unaudited pro forma financial information. No other modifications to the Original 8-K are being made by this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Assets Acquired

The audited consolidated financial statements of Armored AutoGroup Parent Inc. as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, are attached hereto as Exhibit 99.1, which is incorporated in its entirety herein by reference. The consolidated financial statements of Armored AutoGroup Parent Inc. as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014, are attached hereto as Exhibit 99.2, which is incorporated in its entirety herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of HRG Group, Inc. are attached hereto as Exhibit 99.3, which is incorporated in its entirety herein by reference.

(c) Not applicable.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K/A.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated financial statements of Armored AutoGroup Parent Inc. as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC by HRG Group, Inc. on May 11, 2015).

99.2	Consolidated financial statements of Armored AutoGroup Parent Inc. as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014.

99.3	Unaudited pro forma condensed combined financial statements of HRG Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRG GROUP, INC.

By:	/s/ Thomas A. Williams
Name:	Thomas A. Williams
Title:	Executive Vice President and Chief Financial Officer

Dated: August 6, 2015

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated financial statements of Armored AutoGroup Parent Inc. as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC by HRG Group, Inc. on May 11, 2015).

99.2	Consolidated financial statements of Armored AutoGroup Parent Inc. as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014.

99.3	Unaudited pro forma condensed combined financial statements of HRG Group, Inc.

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